NEWS RELEASE

Contact: Mid Penn Bancorp, Inc.
Matt Miller
matt.miller@midpennbank.com
717-257-9015

Brunswick Bancorp
Nicholas Frungillo, Jr.
frungillon@brunswickbank.com
732-247-5800

FOR IMMEDIATE RELEASE

Mid Penn Bancorp, Inc. and Brunswick Bancorp Receive Regulatory and Shareholder Approvals for Merger

Harrisburg, PA and New Brunswick, NJ, (April 25, 2023) (GLOBE NEWSWIRE) – Mid Penn Bancorp, Inc. (“Mid Penn”) (NASDAQ: MPB) and Brunswick Bancorp (“Brunswick”) (OTCMPK: BRBW) announced today that they have received all required approvals from the applicable bank regulatory agencies to complete the proposed merger of Brunswick with and into Mid Penn. The companies also announced that shareholders from both Mid Penn and Brunswick overwhelmingly approved the transaction at special meetings of their respective shareholders held on April 25, 2023.

Mid Penn President and CEO Rory G. Ritrievi said, “We are pleased to have timely received all regulatory and shareholder approvals required in order to consummate our acquisition of Brunswick Bancorp, a transaction that supports our growth objectives, complements our franchise, and propels long-term shareholder value. The level of support for this transaction was tremendous. Of the total number of votes received, over 99% of Brunswick shares voted in favor of the merger and more than 97% of Mid Penn shares also voted in favor of the merger.”

The merger will extend Mid Penn’s footprint into attractive new markets and will expand its presence into Central New Jersey. Mid Penn, on a pro forma basis following completion of the merger, is expected to have approximately $5 billion in assets. The acquisition is subject to various conditions to closing and is anticipated to close in the second quarter of 2023.

About Mid Penn Bancorp, Inc.

Mid Penn Bancorp Inc. (NASDAQ: MPB), headquartered in Harrisburg, Pennsylvania, is the parent company of Mid Penn Bank, a full-service commercial bank, and MPB Financial Services, LLC, a provider of specialized investment strategies, insurance, and planning services to individuals, families, and businesses. Mid Penn operates retail locations in 17 counties throughout the Commonwealth of Pennsylvania, has total assets in excess of $4.5 billion, and offers a comprehensive portfolio of financial products and services to the communities it serves. To learn more, please visit www.midpennbank.com.

About Brunswick Bancorp

Brunswick Bancorp is the holding company for Brunswick Bank & Trust Company, a New Jersey chartered commercial bank which serves central New Jersey through its New Brunswick main office and four additional branch offices.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities with respect to the proposed acquisition by Mid Penn of Brunswick. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the proposed transaction, Mid Penn has filed with the U.S. Securities and Exchange Commission (the “SEC) a Registration Statement on Form S-4 that includes a joint proxy statement of Mid Penn and Brunswick and a prospectus of Mid Penn (the “Joint Proxy/Prospectus”), and Mid Penn may file with the SEC other relevant documents concerning the proposed transaction. The definitive Joint Proxy/Prospectus has been mailed to shareholders of Mid Penn and Brunswick. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY/PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY MID PENN, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MID PENN, BRUNSWICK AND THE PROPOSED TRANSACTION.

Investors may obtain a free copy of the Joint Proxy/Prospectus, as well as other filings containing information about Mid Penn and Brunswick, at the SEC’s website (www.sec.gov). Copies of these documents can also be obtained, free of charge, by contacting Mid Penn Bancorp, Inc., 2407 Park Drive, Harrisburg, Pennsylvania 17110, attention: Investor Relations (telephone 717-692-7105); or Brunswick Bancorp 439 Livingston Avenue, New Brunswick, New Jersey 08901, attention: David Gazerwitz, Chief Financial Officer or Nicholas Frungillo, Jr., President and CEO (telephone 732-247-5800).

Safe Harbor for Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, expectations or predictions of future financial or business performance, conditions relating to Mid Penn and Brunswick, or other effects of the proposed merger on Mid Penn and Brunswick. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements are made only as of the date of this filing, and neither Mid Penn nor Brunswick undertakes any obligation to update any forward-looking statements contained in this presentation to reflect events or conditions after the date hereof. Actual results may differ materially from those described in any such forward-looking statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. The following factors, among others, could cause actual results to differ materially from the anticipated results expressed in the forward-looking statements: the failure to satisfy any of the conditions to the transaction on a timely basis or at all or other delays in completing the transaction; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement; the outcome of any legal proceedings that may be instituted against Mid Penn or Brunswick; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the dilution caused by Mid Penn’s issuance of additional shares of its capital stock in connection with the transaction; the timing of closing the transaction; difficulties and delays in integrating the business or fully realizing cost savings and other benefits of the transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of products and services; increased competition in the markets of Mid Penn and Brunswick; success, impact, and timing of business strategies of Mid Penn and Brunswick; economic conditions, including downturns in the local, regional or national economies; the impact, extent and timing of technological changes; changes in accounting policies or practices; changes in laws and regulations; actions of the

Federal Reserve Board and other legislative and regulatory actions and reforms; and other factors that may affect the future results of Mid Penn and Brunswick. Additional factors that could cause results to differ materially from those described above can be found in the Joint Proxy/Prospectus, Mid Penn’s Annual Report on Form 10-K for the year ended December 31, 2022, and in Mid Penn’s subsequent Quarterly Reports on Form 10-Q, including in the respective Risk Factors sections of such documents, as well as in subsequent SEC filings, each of which is on file with the SEC and available in the “Investors” section of Mid Penn’s website, www.midpennbank.com, under the heading “SEC Filings”, and in other documents Mid Penn files with the SEC.